Exhibit 99.1

CVS HEALTH OUTLINES STRATEGY TO ACCELERATE GROWTH

Significant Expansion of HealthHUBs® will Help Drive Differentiated, Consumer-Centric Health Experience; 1,500 Expected to Open by End of 2021

Strong Execution on Aetna Integration Projected to Drive Approximately $300 - $350 Million of Synergies in 2019; Synergies of Approximately $800 Million Projected in 2020

Reaffirming 2019 Full Year Guidance; Consolidated Revenues $251.2 to $254.4 Billion, GAAP Operating Income $11.8 to $12.0 Billion, Adjusted Operating Income $15.0 to $15.2 Billion, GAAP diluted EPS $4.90 to $5.05, Adjusted EPS $6.75 to $6.90

Expect to Deliver $7.00+ Adjusted EPS in 2020, Mid-Single Digit Percent Adjusted EPS Growth in 2021, and Low-Double Digit Percent Adjusted EPS Growth in 2022 and Beyond

WOONSOCKET, R.I. (June 4, 2019) - The executive team of CVS Health (NYSE: CVS) will outline a series of transformation initiatives at its 2019 Investor Day today, showing how the company plans to accelerate enterprise growth, simplify a consumer health system that is confusing and inconvenient, and position the company for long-term growth and increased shareholder value. The company also will provide greater insight into near- and long-term earnings potential.

“Our goal is to fundamentally transform the consumer health experience for the millions of Americans we interact with every day, while creating value for our patients, members, partners, and shareholders,” said Larry J. Merlo, President and Chief Executive Officer, CVS Health. “We have combined with Aetna to build a powerful and unique business model that will guide our journey to becoming the most consumer-centric health company.”

Enterprise Priorities to Accelerate Growth

CVS Health is dedicated to putting consumers at the center of its strategy and helping them achieve their best health by strengthening health care locally and making it simpler to use and understand.

The CVS Health management team is focused on:

•
Growing and differentiating CVS Health’s businesses with a focus on driving engagement through personalization, winning in high-growth products and services and delivering new and innovative benefit designs and reimbursement models.

•
Expanding HealthHUBs to build on the success of its pilot program in Houston, TX. HealthHUBs are a powerful example of how CVS Health can provide consumers with convenient, personalized and integrated access to local health care. The company will open additional HealthHUBs in Houston, Atlanta, Philadelphia/Southern New Jersey and Tampa this year, and plans to have 1,500 total HealthHUBs operating by the end of 2021.

•
Taking advantage of the unmatched breadth of CVS Health’s capabilities to introduce new products and services. CVS Health will optimize government programs, introduce new risk-based carve-outs, develop programs aimed at complex conditions like chronic kidney disease, and create new analytics products.

•
Building a robust technology infrastructure designed to support transformational initiatives and protect CVS Health’s breadth of data. CVS Health will deploy that data across the organization to create a holistic view of the patient, which will offer insights on how to communicate with the patient most effectively, including providing the next best action they can take to improve their health.

•	Realizing cost savings by modernizing enterprise functions and efficiently integrating operations following the Aetna transaction.

Strong Financial Foundation Will Drive Long-Term Value Creation

CVS Health CFO Eva Boratto will discuss how a focus on synergies and modernization will drive a more efficient company, and how investments in technology and new products will create long-term value.

“We are continuing to drive significant synergies and cost savings across the entire enterprise as we execute our integration plans,” Boratto said. “Going forward, we also have truly exciting opportunities to introduce programs and products that will change the way people think of and address their health.”

2019 Guidance

The company is reaffirming its 2019 full year projections:

•	Consolidated Revenues: $251.2 to $254.4 billion

•	GAAP Operating Income: $11.8 to $12.0 billion

•	Adjusted Operating Income: $15.0 to $15.2 billion

•	GAAP diluted EPS: $4.90 to $5.05

•	Adjusted EPS: $6.75 to $6.90

•	GAAP Net Cash Provided by Operating Activities: $9.8 to $10.3 billion

•	Cash Available to Repay Debt: $4.2 to $4.6 billion

Long-Term Earnings Potential

CVS Health expects to balance near-term execution with long-term value creation through strategic initiatives and consumer-centric products which are projected to drive Adjusted EPS of at least $7.00 in 2020, mid-single digit percent Adjusted EPS growth in 2021, and low-double digit percent growth in 2022 and beyond. Additional details will be provided in today’s presentations.

Investor Day Webcast

CVS Health will host its 2019 Investor Day presentation today beginning at 8 a.m. Eastern Time. The presentation will be available via a live video and audio webcast for all interested parties through the Investor Relations section of the CVS Health website at http://investors.cvshealth.com. The webcast will be archived and available on the website for a one-year period following today’s Investor Day.

About CVS Health

CVS Health is the nation's premier health innovation company helping people on their path to better health. Whether in one of its pharmacies or through its health services and plans, CVS Health is pioneering a bold new approach to total health by making quality care more affordable, accessible, simple and seamless. CVS Health is community-based and locally focused, engaging consumers with the care they need when and where they need it. The Company has more than 9,900 retail locations, approximately 1,100 walk-in medical clinics, a leading pharmacy benefits manager with approximately 94 million plan members, a dedicated senior pharmacy care business serving more than one million patients per year and expanding specialty pharmacy services. CVS Health also serves an estimated 38 million people through traditional, voluntary and consumer-directed health insurance products and related services, including a rapidly expanding Medicare Advantage offering and a leading standalone Medicare Part D prescription drug plan. The Company believes its innovative health care model increases access to quality care, delivers better health outcomes and lowers overall health care costs. Find more information about how CVS Health is shaping the future of health at https://www.cvshealth.com.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. Statements in this press release that are forward-looking include the information in the italicized introductory information and under the headings “2019 Guidance” and “Long-Term Earnings Potential” and the related endnotes and reconciliations and the information in Mr. Merlo’s and Ms. Boratto’s quoted statements. By their nature, all forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

You are cautioned not to place undue reliance on CVS Health’s forward looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Non-GAAP Financial Measures
This press release contains certain non-GAAP financial measures, including adjusted operating income, adjusted earnings per share (Adjusted EPS) and cash available to repay debt. In accordance with SEC regulations, you can find the definitions of the Non-GAAP items mentioned, as well as the reconciliations to the most directly comparable GAAP measures, below in this press release.

Investor Contact:

Joe Krocheski
Vice President
Investor Relations
(860) 273-0896

Media Contact:

T.J. Crawford
Vice President
External Affairs
(212) 457-0583

Non-GAAP Financial Measures

The Company uses non-GAAP measures, including adjusted operating income, Adjusted EPS and cash available to repay debt, to analyze underlying business performance and trends. The Company believes that providing these non-GAAP measures enhances the Company’s and investors’ ability to compare the Company’s past financial performance with its current performance. These non-GAAP financial measures are provided as supplemental information to the financial measures presented in this press release that are calculated and presented in accordance with GAAP. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. The Company’s definitions of adjusted operating income, Adjusted EPS and cash available to repay debt may not be comparable to similarly titled measurements reported by other companies.

The Company defines adjusted operating income as operating income (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance such as acquisition-related integration costs and store rationalization charges. A reconciliation of projected 2019 operating income to adjusted operating income is provided below.

The Company defines adjusted net income attributable to CVS Health as net income attributable to CVS Health (GAAP measure) excluding the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance such as acquisition-related integration costs, store rationalization charges, the corresponding tax benefit or expense related to the items excluded from adjusted net income attributable to CVS Health and the corresponding impact to income allocable to participating securities, net of tax, related to the items excluded from net income attributable to CVS Health in determining adjusted net income attributable to CVS Health. GAAP diluted EPS and Adjusted EPS, respectively, are calculated by dividing net income attributable to CVS Health and adjusted net income attributable to CVS Health by the Company’s weighted average diluted shares outstanding. A reconciliation of projected 2019 net income to projected adjusted net income attributable to CVS Health and a calculation of projected 2019 GAAP diluted EPS and Adjusted EPS is provided below.

Projected Adjusted EPS after 2019 excludes from GAAP diluted EPS the impact of amortization of intangible assets and other items, if any, that neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, the corresponding tax benefit or expense related to the items excluded from adjusted net income attributable to CVS Health and the corresponding impact to income allocable to participating securities, net of tax, related to the items excluded from net income attributable to CVS Health in determining adjusted net income attributable to CVS Health. The Company is not able to project the amount of any such other items during periods after 2019 at this time and therefore cannot reconcile projected Adjusted EPS after 2019 to projected GAAP diluted EPS. The Company is unable at this time to accurately quantify the significance of any item of unavailable information.

The Company defines cash available to repay debt as net cash provided by operating activities (GAAP measure) minus cash allocated to fund: (i) net capital expenditures, (ii) shareholder dividends and (iii) additional retained capital needs of its insurance subsidiaries. A reconciliation of projected 2019 net cash provided by operating activities to cash available to repay debt is provided below.

Adjusted Operating Income Guidance
(Unaudited)

The following reconciliation of projected operating income to projected adjusted operating income contains forward-looking information. All forward-looking information involves risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking information for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. See also “Non-GAAP Financial Measures” above for more information on how we calculate adjusted operating income.

	Year Ending
	December 31, 2019
In millions	Low	High
Operating income (GAAP measure)	$11,765	$11,975
Non-GAAP adjustments:
Amortization of intangible assets	2,520	2,520
Acquisition-related integration costs (1)	550	550
Store rationalization charge (2)	135	135
Adjusted operating income	$14,970	$15,180

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(1)	Acquisition-related integration costs relate to the acquisition of Aetna.

(2)	Primarily relates to operating lease right-of-use asset impairment charges in connection with the planned closure of 46 underperforming retail pharmacy stores in the second quarter of 2019.

Adjusted Earnings Per Share Guidance
(Unaudited)

The following reconciliation of projected net income to projected adjusted net income attributable to CVS Health and calculation of projected GAAP diluted EPS and projected Adjusted EPS contain forward-looking information. All forward-looking information involves risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking information for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. See also “Non-GAAP Financial Measures” above for more information on how we calculate Adjusted EPS.

	Year Ending December 31, 2019
	Low		High
In millions, except per share amounts	Total Company	Per Common Share	Total Company	Per Common Share
Net income (GAAP measure)	$6,420		$6,620
Net income attributable to noncontrolling interests (GAAP measure)	(10)		(10)
Income allocable to participating securities (GAAP measure)	(5)		(5)
Net income attributable to CVS Health (GAAP measure)	6,405	$4.90	6,605	$5.05
Non-GAAP adjustments:
Amortization of intangible assets	2,520	1.93	2,520	1.93
Acquisition-related integration costs (1)	550	0.42	550	0.42
Store rationalization charge (2)	135	0.10	135	0.10
Income tax benefit (3)	(785)	(0.60)	(785)	(0.60)
Income allocable to participating securities, net of tax (4)	—	—	—	—
Adjusted net income attributable to CVS Health	$8,825	$6.75	$9,025	$6.90

Weighted average diluted shares outstanding		1,308		1,308
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(1)	Acquisition-related integration costs relate to the acquisition of Aetna.

(2)	Primarily relates to operating lease right-of-use asset impairment charges in connection with the planned closure of 46 underperforming retail pharmacy stores in the second quarter of 2019.

(3)
Represents the corresponding tax benefit or expense related to the items excluded from adjusted net income attributable to CVS Health and Adjusted EPS above. The nature of each non-GAAP adjustment is evaluated to determine whether a discrete adjustment should be made to the adjusted income tax provision.

(4)
Represents the corresponding impact to income allocable to participating securities, net of tax, related to the items above excluded from net income attributable to CVS Health in determining adjusted net income attributable to CVS Health and calculating Adjusted EPS above.

Cash Available to Repay Debt
(Unaudited)

The following reconciliation of projected net cash provided by operating activities to projected cash available to repay debt contains forward-looking information. All forward-looking information involves risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking information for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. See also “Non-GAAP Financial Measures” above for more information on how we calculate cash available to repay debt.

	Year Ending December 31, 2019
In millions	Low	High
Net cash provided by operating activities (GAAP measure)	$9,800	$10,300
Net capital expenditures (additions to property and equipment less sale-leaseback proceeds)	(2,600)	(2,300)
Shareholder dividends	(2,600)	(2,600)
Additional retained capital needs of insurance subsidiaries (1)	(400)	(800)
Cash available for debt repayment	$4,200	$4,600

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(1)	Represents a portion of the retained capital required to support the projected insured membership growth in the Health Care Benefits segment.